                                                                    EXHIBIT 10.4


================================================================================


                                 US $315,000,000
                              AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                          Dated as of October 12, 2001

                                      among

                                 POPULAR, INC.,

                          POPULAR NORTH AMERICA, INC.,

                            THE LENDERS NAMED HEREIN,

                            THE CHASE MANHATTAN BANK,

                             as Administrative Agent

                                       and

             CREDIT SUISSE FIRST BOSTON and LASALLE NATIONAL BANK,

                                    as agents

                            JPMORGAN SECURITIES INC.

                       as advisor, arranger and bookrunner



================================================================================
                                                      [CS&M Ref. No. 6700-751]

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Defined Terms ..............................................           1
SECTION 1.02.  Terms Generally ............................................          12
SECTION 1.03.  Certain Date References ....................................          12

                               ARTICLE II

                              THE CREDITS

SECTION 2.01.  Commitments ................................................          12
SECTION 2.02.  Loans ......................................................          13
SECTION 2.03.  Competitive Bid Procedure ..................................          14
SECTION 2.04.  Borrowing Procedure ........................................          16
SECTION 2.05.  Interest Elections .........................................          16
SECTION 2.06.  Termination and Reduction of Commitments ...................          18
SECTION 2.07.  Evidence of Debt; Repayment of Loans .......................          18
SECTION 2.08.  Prepayment .................................................          18
SECTION 2.09.  Fees .......................................................          19
SECTION 2.10.  Interest on Loans ..........................................          20
SECTION 2.11.  Default Interest ...........................................          20
SECTION 2.12.  Alternate Rate of Interest .................................          21
SECTION 2.13.  Reserve Requirements; Change in Circumstances ..............          21
SECTION 2.14.  Change in Legality .........................................          22
SECTION 2.15.  Indemnity ..................................................          23
SECTION 2.16.  Payments ...................................................          23
SECTION 2.17.  Pro Rata Treatment .........................................          23
SECTION 2.18.  Sharing of Setoffs .........................................          24
SECTION 2.19.  Taxes ......................................................          24
SECTION 2.20.  Assignment of Commitments Under Certain Circumstances ......          27
SECTION 2.21.  Cross Guaranty .............................................          28
SECTION 2.22.  Extension of Termination Date ..............................          29
SECTION 2.23.  Increase in Commitments ....................................          30

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  Organization; Powers .......................................          31
SECTION 3.02.  Authorization ..............................................          31
SECTION 3.03.  Enforceability .............................................          32
SECTION 3.04.  Governmental Approvals .....................................          32

SECTION 3.05.  Financial Statements .......................................          32
SECTION 3.06.  No Material Adverse Change .................................          32
SECTION 3.07.  Title to Properties; Possession Under Leases ...............          32
SECTION 3.08.  Subsidiaries ...............................................          32
SECTION 3.09.  Litigation; Compliance with Laws ...........................          33
SECTION 3.10.  Agreements .................................................          33
SECTION 3.11.  Federal Reserve Regulations ................................          33
SECTION 3.12.  Investment Company Act; Public Utility Holding
                Company Act ...............................................          33
SECTION 3.13.  Use of Proceeds ............................................          34
SECTION 3.14.  Tax Returns ................................................          34
SECTION 3.15.  No Material Misstatements ..................................          34
SECTION 3.16.  Employee Benefit Plans .....................................          34
SECTION 3.17.  Environmental and Safety Matters ...........................          34
SECTION 3.18.  Capital Commitments ........................................          34

                                   ARTICLE IV

                              CONDITIONS OF LENDING

SECTION 4.01.  All Credit Events ..........................................          35
SECTION 4.02.  First Credit Event .........................................          35

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

SECTION 5.01.  Existence; Businesses and Properties .......................          37
SECTION 5.02.  Insurance ..................................................          37
SECTION 5.03.  Obligations and Taxes ......................................          37
SECTION 5.04.  Financial Statements, Reports, etc .........................          37
SECTION 5.05.  Litigation and Other Notices ...............................          39
SECTION 5.06.  Employee Benefits ..........................................          39
SECTION 5.07.  Maintaining Records; Access to Properties and Inspections ..          39
SECTION 5.08.  Use of Proceeds ............................................          39
SECTION 5.09.  Continuance of Business ....................................          39
SECTION 5.10.  Compliance with Regulatory Standards .......................          40
SECTION 5.11.  Capital Requirements .......................................          40

                                   ARTICLE VI

                               NEGATIVE COVENANTS

SECTION 6.01.  Liens ......................................................          40
SECTION 6.02.  Sale and Lease-Back Transactions ...........................          41
SECTION 6.03.  Mergers, Consolidations, Sales of Assets ...................          41
SECTION 6.04.  Business of Borrowers and Subsidiaries .....................          42
SECTION 6.05.  Consolidated Tangible Net Worth ............................          42
SECTION 6.06.  Ratio of Long-Term Indebtedness to Total Capitalization ....          42
SECTION 6.07.  Non-Performing Assets ......................................          42

SECTION 6.08.  Double Leverage ............................................          42

                                   ARTICLE VII

EVENTS OF DEFAULT .........................................................          42

                                  ARTICLE VIII

THE ADMINISTRATIVE AGENT ..................................................          45

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01.  Notices ....................................................          47
SECTION 9.02.  Survival of Agreement ......................................          47
SECTION 9.03.  Binding Effect .............................................          47
SECTION 9.04.  Successors and Assigns .....................................          48
SECTION 9.05.  Expenses; Indemnity ........................................          51
SECTION 9.06.  Right of Setoff ............................................          51
SECTION 9.07.  Applicable Law .............................................          51
SECTION 9.08.  Waivers; Amendment .........................................          52
SECTION 9.09.  Interest Rate Limitation ...................................          52
SECTION 9.10.  Entire Agreement ...........................................          52
SECTION 9.11.  WAIVER OF JURY TRIAL .......................................          53
SECTION 9.12.  Severability ...............................................          53
SECTION 9.13.  Counterparts ...............................................          53
SECTION 9.14.  Headings ...................................................          53
SECTION 9.15.  Jurisdiction; Consent to Service of Process ................          53
SECTION 9.16.  Confidentiality ............................................          54

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Defined Terms ..............................................           1
SECTION 1.02.  Terms Generally ............................................          12
SECTION 1.03.  Certain Date References ....................................          12

                                   ARTICLE II

                                   THE CREDITS

SECTION 2.01.  Commitments ................................................          12
SECTION 2.02.  Loans ......................................................          13
SECTION 2.03.  Competitive Bid Procedure ..................................          14
SECTION 2.04.  Borrowing Procedure ........................................          16
SECTION 2.05.  Interest Elections .........................................          16
SECTION 2.06.  Termination and Reduction of Commitments ...................          18
SECTION 2.07.  Evidence of Debt; Repayment of Loans .......................          18

SECTION 2.08.  Prepayment .................................................          18
SECTION 2.09.  Fees .......................................................          19
SECTION 2.10.  Interest on Loans ..........................................          20
SECTION 2.11.  Default Interest ...........................................          21
SECTION 2.12.  Alternate Rate of Interest .................................          21
SECTION 2.13.  Reserve Requirements; Change in Circumstances ..............          21
SECTION 2.14.  Change in Legality .........................................          22
SECTION 2.15.  Indemnity ..................................................          23
SECTION 2.16.  Payments ...................................................          23
SECTION 2.17.  Pro Rata Treatment .........................................          23
SECTION 2.18.  Sharing of Setoffs .........................................          24
SECTION 2.19.  Taxes ......................................................          24
SECTION 2.20.  Assignment of Commitments Under Certain
                   Circumstances ..........................................          27
SECTION 2.21.  Cross Guaranty .............................................          28
SECTION 2.22.  Extension of Termination Date ..............................          29
SECTION 2.23.  Increase in Commitments ....................................          30

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  Organization; Powers .......................................          31
SECTION 3.02.  Authorization ..............................................          32
SECTION 3.03.  Enforceability .............................................          32
SECTION 3.04.  Governmental Approvals .....................................          32
SECTION 3.05.  Financial Statements .......................................          32
SECTION 3.06.  No Material Adverse Change .................................          32
SECTION 3.07.  Title to Properties; Possession Under Leases ...............          32
SECTION 3.08.  Subsidiaries ...............................................          33
SECTION 3.09.  Litigation; Compliance with Laws ...........................          33
SECTION 3.10.  Agreements .................................................          33
SECTION 3.11.  Federal Reserve Regulations ................................          33
SECTION 3.12.  Investment Company Act; Public Utility Holding
                   Company Act ............................................          33
SECTION 3.13.  Use of Proceeds ............................................          34
SECTION 3.14.  Tax Returns ................................................          34
SECTION 3.15.  No Material Misstatements ..................................          34
SECTION 3.16.  Employee Benefit Plans .....................................          34
SECTION 3.17.  Environmental and Safety Matters ...........................          34
SECTION 3.18.  Capital Commitments ........................................          34

                                   ARTICLE IV

                              CONDITIONS OF LENDING

SECTION 4.01.  All Credit Events ..........................................          35
SECTION 4.02.  First Credit Event .........................................          35

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

SECTION 5.01.  Existence; Businesses and Properties .......................          37
SECTION 5.02.  Insurance ..................................................          37
SECTION 5.03.  Obligations and Taxes ......................................          37
SECTION 5.04.  Financial Statements, Reports, etc .........................          37
SECTION 5.05.  Litigation and Other Notices ...............................          39
SECTION 5.06.  Employee Benefits ..........................................          39
SECTION 5.07.  Maintaining Records; Access to Properties and Inspections ..          39
SECTION 5.08.  Use of Proceeds ............................................          39
SECTION 5.09.  Continuance of Business ....................................          39
SECTION 5.10.  Compliance with Regulatory Standards .......................          40
SECTION 5.11.  Capital Requirements .......................................          40

                                   ARTICLE VI

                               NEGATIVE COVENANTS

SECTION 6.01.  Liens ......................................................          40
SECTION 6.02.  Sale and Lease-Back Transactions ...........................          41
SECTION 6.03.  Mergers, Consolidations, Sales of Assets ...................          41
SECTION 6.04.  Business of Borrowers and Subsidiaries .....................          42
SECTION 6.05.  Consolidated Tangible Net Worth ............................          42
SECTION 6.06.  Ratio of Long-Term Indebtedness to Total Capitalization ....          42
SECTION 6.07.  Non-Performing Assets ......................................          42
SECTION 6.08.  Double Leverage ............................................          42

                              ARTICLE VII

                         EVENTS OF DEFAULT ................................          42

                              ARTICLE VIII

                    THE ADMINISTRATIVE AGENT ..............................          45

                               ARTICLE IX

                           MISCELLANEOUS

SECTION 9.01.  Notices ....................................................          47
SECTION 9.02.  Survival of Agreement ......................................          47
SECTION 9.03.  Binding Effect .............................................          47
SECTION 9.04.  Successors and Assigns .....................................          48
SECTION 9.05.  Expenses; Indemnity ........................................          50
SECTION 9.06.  Right of Setoff ............................................          51
SECTION 9.07.  Applicable Law .............................................          51
SECTION 9.08.  Waivers; Amendment .........................................          51
SECTION 9.09.  Interest Rate Limitation ...................................          52

SECTION 9.10.  Entire Agreement ...........................................          52
SECTION 9.11.  WAIVER OF JURY TRIAL .......................................          52
SECTION 9.12.  Severability ...............................................          52
SECTION 9.13.  Counterparts ...............................................          52
SECTION 9.14.  Headings ...................................................          53
SECTION 9.15.  Jurisdiction; Consent to Service of Process ................          53
SECTION 9.16.  Confidentiality ............................................          53

                           EXHIBITS AND SCHEDULES

Exhibit A           Form of Assignment and Acceptance
Exhibit B           Form of Opinion of Borrowers' Counsel
Exhibit C           Form of Request for Extension of Termination Date

Schedule 2.01       Commitments
Schedule 3.08       Subsidiaries
Schedule 3.09       Litigation; Compliance with Laws
Schedule 6.01       Liens

                                             AMENDED AND RESTATED CREDIT
                              AGREEMENT, dated as of October 12, 2001, among Popular, Inc., a Puerto Rico corporation ("Popular"), Popular North America, Inc., a Delaware corporation ("Popular North America"), and together with Popular, the "Borrowers"), the financial institutions from time to time party hereto, initially consisting of those listed on
                              Schedule 2.01 (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent") for the Lenders and Credit Suisse First Boston and LaSalle National Bank, as agents for the Lenders.

               The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 29, 1998, as amended on October 18, 1999 and October 13, 2000 (the "Pre-Restatement Credit Agreement"), and have agreed, subject to the conditions set forth in Section 4.02, to amend and restate the Pre-Restatement Credit Agreement in the form of this Amended and Restated Credit Agreement.

               The Borrowers have requested the Lenders to extend credit in the form of Revolving Loans (such term and each other capitalized term used but not defined herein having the meaning given it in Article I) at any time and from time to time prior to the Termination Date, in an aggregate principal amount at any time outstanding not in excess of $315,000,000, as such amount may be increased pursuant to Section 2.23. The Borrowers have requested the Lenders to provide a procedure pursuant to which a Borrower may invite the Lenders to bid on an uncommitted basis on short-term borrowings by such Borrower. The proceeds of the Loans are to be used for general corporate purposes, including commercial paper back-up.

               The Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                       ARTICLE I

                                     DEFINITIONS

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

                  "ABR Loan" shall mean any Loan bearing interest at the Alternate Base Rate in accordance with the provisions of Article II.

                  "Administrative Agent Fees" shall have the meaning assigned to such term in Section 2.09(d).

                  "Administrative Questionnaire" shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

                  "Aggregate Revolving Credit Exposure" shall mean the aggregate amount of the Lenders' Revolving Credit Exposures.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment.

                  "Applicable Rate" shall mean, with respect to any Eurodollar Loan (other than any Eurodollar Competitive Loan), or with respect to the Facility Fees or Utilization Fees, as the case may be, the Applicable Rate set forth below under the caption "LIBOR Spread", "Facility Fee" or "Utilization Fee", as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

               Ratings          Facility      LIBOR           First         Utilization      Drawn
              (S&P/Moody's)     Fee (bp)    Spread (bp)      Drawn(bp)        Fee (bp)     Cost (bp)
              -------------     --------    -----------      ---------        --------     ---------

Category 1    A/A2 or Higher     10.00        25.00           35.00             6.25         41.25

Category 2    A-/A3              12.50        30.00           42.50             6.25         48.75

Category 3    BBB+/Baa1          15.00        35.00           50.00            12.50         62.50

Category 4    BBB/Baa2           20.00        42.50           62.50            12.50         75.00

Category 5    BBB-/Baa3          25.00        50.00           75.00            12.50         87.50
              or lower

               For purposes of the foregoing, (i) if S&P or Moody's shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on (A) if the ratings are in adjacent categories, the higher of the two ratings and (B) if the ratings are in non-adjacent categories, the rating immediately below the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrowers and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined using the rating of such rating agency most recently in effect prior to such change or cessation.

               "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit A or such other form as shall be approved by the Administrative Agent.

               "Availability Period" means the period from and including the Closing Date to but excluding the earlier of the Termination Date and the date of termination of the Commitments in accordance with the terms of the Agreement.

                  "Banco Popular" shall mean the Banco Popular de Puerto Rico, a Puerto Rico bank.

               "Bank Regulatory Authority" shall mean the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation and all other relevant bank regulatory authorities (including relevant state bank regulatory authorities).

               "Bank Subsidiary" shall mean any Subsidiary that is a commercial bank, banking corporation, savings and loan association, savings bank, trust company or Edge Act corporation.

               "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

               "Borrowing" shall mean a group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by the Lender or Lenders whose Competitive Bids have been accepted pursuant to Section 2.03) on a single date and as to which a single Interest Period is in effect.

               "Borrowing Request" shall mean a request by a Borrower in accordance with the terms of Section 2.04.

               "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that (i) when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market and (ii) when used in Sections 2.03 and 2.04, the Term "Business Day" shall also exclude any day on which banks in Puerto Rico are authorized or required by law to close.

               "Capital Commitment" shall mean any commitment to the Federal Deposit Insurance Corporation, the Resolution Trust Corporation, the Director of the Office of Thrift Supervision, the Comptroller of the Currency, or the Board, or their predecessors or successors, to maintain the capital of an insured depository institution.

               "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

               A "Change in Control" shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) shall own directly or indirectly, beneficially or of record, shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Popular; (b) a majority of the seats (other than vacant seats) on the board of directors of a Borrower shall at any time have been occupied by persons who were neither (i) nominated by the board of directors of a Borrower, nor (ii) appointed by directors so nominated; (c) Popular shall cease to own, directly or indirectly, all of the outstanding and issued voting stock of Popular North America; (d) Popular shall cease to own, directly or indirectly, all of the outstanding and issued capital stock of Banco Popular (other than directors' qualifying shares); or (e) any person or group shall otherwise directly or indirectly control Popular.

               "Closing Date" shall mean the October 12, 2001.

               "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

               "Commitment" shall mean, with respect to any Lender, such Lender's Revolving Credit Commitment.

               "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.03.

               "Competitive Bid Accept/Reject Letter" shall mean a notification made by a Borrower pursuant to Section 2.03(d) in a form approved by the Administrative Agent.

               "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a Lender pursuant to Section 2.03(b), (i) in the case of a Eurodollar Loan, the Margin, and

(ii) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

               "Competitive Bid Request" shall mean a request made pursuant to
Section 2.03 in a form approved by the Administrative Agent.

               "Competitive Borrowing" shall mean a Borrowing consisting of a Competitive Loan or concurrent Competitive Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted by a Borrower under the bidding procedure described in Section 2.03.

               "Competitive Loan" shall mean a Loan from a Lender to a Borrower pursuant to the bidding procedure described in Section 2.03. Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan.

               "Consolidated Net Worth" shall mean at any date the Net Worth of Popular and its consolidated Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.

               "Consolidated Tangible Net Worth" shall mean, at any date, (a) Consolidated Net Worth at such date minus (b) with respect to Popular and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), the book value of all Intangibles reflected in clause (a) above.

               "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

               "Credit Event" shall have the meaning assigned to such term in
Section 4.01.

               "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

               "Dollars" or "$" shall mean lawful money of the United States of America.

               "Equity Investments in Subsidiaries" shall mean, at any date, Popular's aggregate equity investments in the Subsidiaries, determined in accordance with GAAP.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

               "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414 of the Code.

               "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

               "Eurodollar Competitive Borrowing" shall mean a Borrowing comprised of Eurodollar Competitive Loans.

               "Eurodollar Competitive Loan" shall mean any Competitive Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

                  "Eurodollar Loan" shall mean any Eurodollar Revolving Loan or Eurodollar Competitive Loan.

               "Eurodollar Revolving Credit Borrowing" shall mean a Borrowing comprised of Eurodollar Revolving Loans.

               "Eurodollar Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

               "Event of Default" shall have the meaning assigned to such term in Article VII.

               "Facility Fee" shall have the meaning assigned to such term in
Section 2.09(a).

               "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

               "Fee Letter" shall mean the Fee Letter dated September 7, 2001, among the Borrowers, the Administrative Agent and J.P. Morgan Securities Inc.

               "Fees" shall mean the Facility Fees, the Utilization Fees, Term Out Fees, the Administrative Agent Fees and the Participation Fees.

               "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer, treasurer or controller of such corporation.

               "Fixed Rate Borrowing" shall mean a Borrowing comprised of Fixed Rate Loans.

               "Fixed Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (expressed as a number of basis points to no more than four decimal places) specified by the Lender making such Loan in its Competitive Bid.

               "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

               "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

               "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

               "Guarantors" shall mean the Borrowers, in their capacity as guarantors under Section 2.21.

               "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person and (i) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances, excluding (in all cases) (x) liabilities of any Bank Subsidiary that constitute "deposits" within the meaning of Section 3(i) of the Federal Deposit Insurance Act, as amended, and (y) repurchase agreements entered into in the ordinary course of business with a maturity of less than one year. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

               "Index Debt" shall mean the senior, unsecured, non-credit enhanced, long-term indebtedness for borrowed money of Popular.

               "Intangibles" shall mean with respect to any person at any date the amount of all assets of such person that would be classified as intangible assets in accordance with GAAP, but in any event including unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the net asset value of acquired companies, patents, copyrights, trade or service marks, franchises, trade names, goodwill and the amount of any write-up in the book value of any assets resulting from any revaluation thereof (other than (a) revaluations of tangible assets arising out of purchase accounting adjustments, (b) revaluations arising out of foreign currency valuations in accordance with GAAP, and (c) revaluations pursuant to the Statement of Financial Accounting Standards No. 115).

               "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any refinancing of such Borrowing with a Borrowing of a different Type.

               "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Maturity Date and (iii) the date such Borrowing is prepaid in accordance with Section 2.08 and (c) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offer to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than seven days after the date of such Borrowing or later than 360 days after the date of such Borrowing; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

               "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing, the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which Dollar deposits approximately equal in principal amount to (i) in the case of a Revolving Credit Borrowing, the Administrative Agent's portion of such Eurodollar Borrowing and (ii) in the case of a Competitive Borrowing, a principal amount that would have been the Administrative Agent's portion of such Competitive Borrowing had such Competitive Borrowing been a Revolving Credit Borrowing, and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

               "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

               "Loan Documents" shall mean this Agreement, the Notes and the Fee Letter.

               "Loans" shall mean the Revolving Loans and the Competitive Loans.

               "Long-Term Indebtedness" shall mean, at any date, all Indebtedness of Popular and the consolidated Subsidiaries outstanding as of such date that does not mature or that is treated on the consolidated financial statements of Popular as not maturing, or otherwise come due and payable, within one year of such date.

               "Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a number of basis points per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

               "Margin Stock" shall have the meaning assigned to such term in Regulation U.

               "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrowers and the Subsidiaries taken as a whole, (b) material impairment of the ability of any Borrower to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Lenders under any Loan Document.

               "Maturity Date" shall mean the first anniversary of the Termination Date (as the Termination Date may be extended pursuant to Section 2.22).

               "Moody's" shall mean Moody's Investors Service, Inc.

               "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which a Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

               "Net Worth" with respect to any person at any date shall mean (i) all amounts which would be included under shareholders' equity on a balance sheet of such person, as of such date, determined in accordance with GAAP, less
(ii) such person's treasury stock (to the extent included in clause (i) above).

               "Nonperforming Assets" shall mean, at any date, the sum, for Popular and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the following: (a) loans that are at least 90 days past-due as to principal or interest; (b) loans that are required to have been placed on nonaccrual status by the relevant Bank Regulatory Authority for Popular or its Subsidiaries; (c) loans that bear a rate of interest that has been reduced below market rates due to the deteriorating financial condition of a borrower; and (d) assets that have been acquired in satisfaction of indebtedness or have been classified as "in-substance foreclosures".

               "Note" shall mean a promissory note delivered pursuant to Section 9.04(h).

               "Obligations" shall have the meaning assigned to such term in the first paragraph of Section 2.21.

               "Participation Fee" shall have the meaning assigned to such term in Section 2.09(e).

               "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

               "person" shall mean any natural person, corporation, business, trust, joint venture, association, company, partnership or government or any agency or political subdivision thereof.

               "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for current or former employees, or any beneficiary thereof, of a Borrower or any ERISA Affiliate.

               "Pre-Restatement Credit Agreement" shall have the meaning specified in the preamble.

               "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

               "Register" shall have the meaning given such term in Section 9.04(d).

               "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Regulation Y" shall mean Regulation Y of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

               "Reportable Event" shall mean any reportable event as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414).

               "Required Lenders" shall mean, at any time, Lenders having Revolving Credit Commitments representing greater than 50% of the sum of all Revolving Credit Commitments at such time or, for purposes of acceleration pursuant to clause (ii) of Article VII, Lenders having Loans and unused Revolving Credit Commitments representing greater than 50% of the sum of all Loans outstanding and unused Revolving Credit Commitments.

               "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

               "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

               "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth in Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.06, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, (c) increased from time to time pursuant to Section
2.23 and (d) extended from time to time pursuant to Section 2.22. The initial aggregate amount of the Lenders' Revolving Credit Commitments is $315,000,000.

               "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender.

               "Revolving Loans" shall mean the revolving loans made by the Lenders to a Borrower pursuant to Section 2.01. Each Revolving Loan shall be a Eurodollar Revolving Loan or an ABR Revolving Loan.

               "Significant Subsidiary" shall mean any Subsidiary which, at the time any determination is being made, constitutes a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission, 17 C.F.R. ss. 210.1-02, as in effect on the date hereof.

               "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

               "Subsidiary" shall mean any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by either Borrower, or
(b) which is, at the time any determination is made, otherwise Controlled, by either Borrower or one or more Subsidiaries of either Borrower or by either Borrower and one or more Subsidiaries of either Borrower.

               "Term Out Fee" shall have the meaning assigned to such term in
Section 2.09(c).

               "Termination Date" means October 11, 2002, or, in the case of any Lender, any later date to which the Termination Date shall have been extended as to such Lender pursuant to Section 2.22.

               "Total Assets" shall mean, at any date, the total assets that would be included on a balance sheet of Popular and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) as of such date.

               "Total Capitalization" shall mean, at any date, the sum of Consolidated Net Worth and Long-Term Indebtedness, each determined as of such date.

               "Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

               "Transactions" shall have the meaning assigned to such term in
Section 3.02.

               "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the LIBO Rate and the Alternate Base Rate.

               "Utilization Fee" shall have the meaning assigned to such term in
Section 2.09(b).

               "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

               SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that for purposes of determining compliance with the covenants contained in Article VI, all accounting terms herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent with the application used in the financial statements referred to in Section 3.05.

               SECTION 1.03. Certain Date References. All references herein to "the date hereof" and "the date of this Agreement" shall be deemed references to the date of this Amended and Restated Credit Agreement.

                                   ARTICLE II

                                   THE CREDITS

               SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrowers, at any time and from time to time during the Availability Period, in an aggregate principal amount that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment (minus the amount by which the Competitive Loans outstanding at such time shall be deemed to have used such Commitment pursuant to Section 2.17), subject, however, to the conditions that during the Availability Period, (i) at no time shall (A) the sum of (x) the outstanding aggregate principal amount of all Revolving Credit Loans made by all Lenders plus (y) the outstanding aggregate principal amount of all Competitive Loans made by all Lenders exceed (B) the Total Revolving Credit Commitment and (ii) at all times, the outstanding aggregate principal amount of all Revolving Loans made by each Lender shall equal the product of (A) the percentage which its Revolving Credit Commitment represents of the Total Revolving Credit Commitment times (B) the outstanding aggregate principal amount of all Revolving

Loans. Within the foregoing limits, a Borrower may borrow, pay or prepay and reborrow Revolving Loans, subject to the terms, conditions and limitations set forth herein.

               SECTION 2.02. Loans. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their applicable Revolving Credit Commitments; provided, however, that the failure of any Lender to make any Revolving Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Competitive Loan shall be made in accordance with the procedures set forth in
Section 2.03. The Loans comprising any Borrowing shall be in an aggregate principal amount which is (i) an integral multiple of $1,000,000 and not less than $5,000,000 or (ii) equal to the remaining available balance of the applicable Commitments.

               (b) Subject to Sections 2.12 and 2.14, each Competitive Borrowing shall be comprised entirely of Eurodollar Competitive Loans or Fixed Rate Loans, and each other Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03 or 2.04, as applicable. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of a Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that a Borrower shall not be entitled to request any Borrowing which, if made, would result in more than five Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

               (c) Subject to paragraph (f) below, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer to such account as the Administrative Agent may designate in federal funds not later than 11:00 a.m., New York City time, and the Administrative Agent shall by 12:00 (noon), New York City time, credit the amounts so received to an account with the Administrative Agent designated by the applicable Borrower in the applicable Borrowing Request or Competitive Bid Request, which account must be in the name of the Borrower or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

               (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent, in the case of such Lender, forthwith on demand and, in the case of the applicable Borrower, within two Business Days of demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

               (e) Notwithstanding any other provision of this Agreement, a Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

               (f) A Borrower may refinance all or any part of a Borrowing with another Borrowing, subject to the conditions and limitations set forth in this Agreement (including the condition that the Aggregate Revolving Credit Exposure after giving effect thereto will not exceed the Total Revolving Credit Commitment). Any Borrowing or part thereof so refinanced shall be deemed to be repaid or prepaid in accordance with the applicable provisions of this Agreement with the proceeds of the new Borrowing, and the proceeds of such new Borrowing, to the extent they do not exceed the principal amount of the Borrowing being refinanced, shall not be paid by the Lenders to the Administrative Agent or by the Administrative Agent to such Borrower pursuant to paragraph (c) above.

               SECTION 2.03. Competitive Bid Procedure. (a) In order to request Competitive Bids, a Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Competitive Bid Request (i) in the case of a Eurodollar Competitive Borrowing, not later than 10:00 a.m., New York City time, four Business Days before the proposed date of such Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the proposed date of such Borrowing. A Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request. No ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform to a form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Borrower of such rejection as promptly as practicable. Each Competitive Bid Request shall refer to this Agreement and specify (i) whether the Borrowing being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and the location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the aggregate principal amount of such Borrowing, which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000; and (v) the Interest Period with respect thereto (which may not end after the Maturity Date). Promptly after its receipt of a Competitive Bid Request that is not rejected, the Administrative Agent shall by telecopy in a form approved by the Administrative Agent inviting the Lenders to submit Competitive Bids.

               (b) Each Lender may make one or more Competitive Bids to the applicable Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Administrative Agent by telecopy in a form approved by the Administrative Agent, (i) in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and (ii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform to the form of approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans and (z) the Interest Period applicable to such Loan or Loans and the last day thereof.

               (c) The Administrative Agent shall promptly notify the applicable Borrower by telecopy of the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid shall have been made and the identity of the Lender that shall have made each bid.

               (d) The applicable Borrower may, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid. Such Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject each Competitive Bid, (x) in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and
(y) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided, however, that (i) the failure of such Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such Borrower has decided to reject a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (iv) if such Borrower shall accept a Competitive Bid or Bids made at a particular Competitive Bid Rate but the amount of such Competitive Bid or Bids would cause the total amount to be accepted by such Borrower to exceed the amount specified in the Competitive Bid Request, then such Borrower shall accept a portion of such Competitive Bid or Bids in an amount specified in the Competitive Bid Request less the amount of all other Competitive Bids so accepted, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Bid, and
(v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by such Borrower. A notice given by any Borrower pursuant to this paragraph (d) shall be irrevocable.

               (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, in what amount and at what Competitive Bid Rate), and each successful bidder will thereupon become bound, upon the terms and subject to the conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

               (f) No Competitive Borrowing shall be requested or made hereunder if after giving effect thereto any of the conditions set forth in clause (i) of
Section 2.01 would not be met.

               (g) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the applicable Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) above.

               SECTION 2.04. Borrowing Procedure. (a) In order to request a Borrowing (other than a Competitive Loan, as to which this Section 2.04 shall not apply), the applicable Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Borrowing Request in a form approved by the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the day of such Borrowing; provided, however, that Borrowing Requests with respect to Borrowings to be made on the Closing Date may, at the discretion of the Administrative Agent, be delivered later than the times specified above. Each Borrowing Request shall be irrevocable, signed by or on behalf of the applicable Borrower and shall specify the following information: (i) whether the Borrowing then being requested is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly (and in any event on the same day that the Administrative Agent receives such notice, if received by 1:00 p.m., New York City time, on such day) advise the applicable Lenders of any notice given pursuant to this Section 2.04 (and the contents thereof), of each Lender's portion of the requested Borrowing.


               (b) If the applicable Borrower shall not have delivered a Borrowing Request in accordance with this Section 2.04 prior to the end of the Interest Period then in effect for any Revolving Credit Borrowing and requesting that such Borrowing be refinanced, then such Borrower shall (unless such Borrower has notified the Administrative Agent, not less than three Business Days prior to the end of such Interest Period, that such Borrowing is to be repaid at the end of such Interest Period) be deemed to have delivered a Borrowing Request requesting that such Borrowing be refinanced with a new Borrowing of equivalent amount, and such new Borrowing shall be an ABR Borrowing.

               SECTION 2.05. Interest Elections. (a) Each Revolving Credit Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Revolving Credit Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Credit Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

               (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.04 if the Borrower were requesting a Revolving Credit Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Credit Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Credit Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.06. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Credit Commitments shall be automatically terminated on the Termination Date.

                  (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Revolving Credit

Commitments shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $5,000,000 and (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the sum of the Aggregate Revolving Credit Exposure and the aggregate outstanding amount of the Competitive Loans at the time, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08.

                  (c) Each reduction in the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrowers shall pay to the Administrative Agent for the account of the Lenders, on the date of each termination or reduction, the Facility Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.

                  SECTION 2.07. Evidence of Debt; Repayment of Loans. (a) The outstanding principal balance of each Loan shall be payable on the Maturity Date. Each Loan shall bear interest from the date of the first Borrowing hereunder on the outstanding principal balance thereof as set forth in Section 2.10.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

                  (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) of this Section 2.07 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

                  (e) Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive a Note payable to such Lender and its registered assigns (which Note shall be consistent in all respects with this Agreement), the interests represented by that Note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more Notes payable to the payee named therein or its registered assigns.

                  SECTION 2.08. Prepayment. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing (other than a Competitive Borrowing) consisting of Loans made to such Borrower, in whole or in part, upon at least three Business Days' prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment shall be in an amount which is an integral multiple of $1,000,000 and not less than $5,000,000. The Borrowers shall not have the right to prepay any Competitive Borrowing.

                  (b) In the event of any termination of the Revolving Credit Commitments prior to the Termination Date, each Borrower shall repay or prepay all its outstanding

Revolving Credit Borrowings on the date of such termination. In the event of any partial reduction of the Revolving Credit Commitments prior to the Termination Date, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrowers and the Lenders of the Aggregate Revolving Credit Exposure and (ii) if the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect to such reduction, then the Borrowers shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings in an amount sufficient to eliminate such excess.

               (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the applicable Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.08 shall be subject to Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.08 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

               SECTION 2.09. Fees. (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a facility fee (the "Facility Fee"), which shall accrue at the Applicable Rate on the average daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued Facility Fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing on the first such date to occur after the date hereof, and on the date on which the Commitments shall have terminated and the Lenders shall have no further Revolving Credit Exposures. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

               (b) The Borrower shall pay to the Administrative Agent for the account of each Lender, for each Utilization Fee Day (as defined below) for such Lender, a utilization fee (a "Utilization Fee") on the aggregate amount of each Lender's outstanding Loans on such day. The Utilization Fee shall accrue at the Applicable Rate. Accrued and unpaid Utilization Fees, if any, shall be payable on the last day of each March, June, September and December and on the date on which the Commitments shall have terminated and no Loans shall be outstanding. All Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). "Utilization Fee Day" shall mean (i) as to each Lender with an effective Commitment, each day on which the outstanding principal amount of Loans made by all Lenders with effective Commitments shall be greater than 50% of the aggregate Commitments, and (ii) as to each Lender the Commitment of which has expired or been terminated, each day on which such Lender has any Loan outstanding.

               (c) The Borrower shall pay to the Administrative Agent for the account of each Lender, for each Term Out Fee Day (as defined below) for such Lender, a term out fee (a "Term Out Fee") equal to 0.125% per annum on the aggregate amount of each Lender's outstanding Loans on such day. Accrued and unpaid Term Out Fees, if any, shall be payable on the last day of each March, June, September and December and on the date on the

Maturity Date. All Term Out Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). "Term Out Fee Day" shall mean as to each Lender the Commitment of which has expired or been terminated, each day on which such Lender has any Loan outstanding.

                  (d) The Borrowers agree to pay to the Administrative Agent, for its own account, the fees set forth in the Fee Letter at the times specified therein (the "Administrative Agent Fees").

                  (e) The Borrowers agree to pay to the Administrative Agent for the accounts of the Lenders participation fees (the "Participation Fees") on the Closing Date in the amounts separately agreed upon among the Borrowers and the Administrative Agent.

                  (f) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

                  SECTION 2.10. Interest on Loans. (a) Subject to the provisions of Section 2.11, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate.

                  (b) Subject to the provisions of Section 2.11, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Revolving Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, and (ii) in the case of each Eurodollar Competitive Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Margin offered by the Lender making such Loan and accepted by the applicable Borrower pursuant to
Section 2.03.

                  (c) Subject to the provisions of Section 2.11, Fixed Rate Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the fixed rate of interest offered by the Lender making such Loan and accepted by the applicable Borrower pursuant to Section 2.03.

                  (d) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.11. Default Interest. If a Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the sum of (i) the Alternate Base Rate plus (ii) 2.00%.

                  SECTION 2.12. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest

Period for a Eurodollar Borrowing the Administrative Agent shall have determined that Dollar deposits in the principal amount of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any request by a Borrower for a Eurodollar Revolving Credit Borrowing pursuant to Section 2.04 shall be deemed to be a request for an ABR Borrowing and (ii) any request by a Borrower for a Eurodollar Competitive Borrowing pursuant to Section 2.03 shall be of no force and effect and shall be denied by the Administrative Agent. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.13. Reserve Requirements; Change in Circumstances.
(a) If after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or Fixed Rate Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender, or shall impose on such Lender or the London interbank market (or other relevant interbank market) any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then each Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                  (b) If any Lender shall have determined that the adoption after the date hereof of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change after the date hereof in any such law, rule, regulation, agreement or guideline (whether such law, rule, regulation, agreement or guideline has been adopted) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time each Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) above shall be delivered to the Borrowers and shall be conclusive absent manifest error. Each Borrower shall pay each Lender the amount shown as due from such Borrower on any such certificate delivered by it within 10 days after its receipt of the same.

                  (d) Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's right to demand such compensation. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition which shall have occurred or been imposed. Notwithstanding any other provision of this Section, no Lender shall be entitled to demand compensation hereunder in respect of any Competitive Loan if it shall have been aware of the event or circumstance giving rise to such demand at the time it submitted the Competitive Bid pursuant to which such Loan was made.

                  SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if, after the date hereof, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrowers and to the Administrative Agent:

                  (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness or impracticability) be made by such Lender hereunder, whereupon such Lender shall not submit a Competitive Bid in response to a request for a Eurodollar Competitive Loan and any request for a Eurodollar Borrowing, shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn (or, if a Loan to a Borrower cannot be made for the reasons specified above, such request shall be deemed to have been withdrawn); and

                  (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

                  (b) For purposes of this Section 2.14, a notice to a Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by such Borrower.

                  SECTION 2.15. Indemnity. The Borrowers shall indemnify each Lender against any loss or expense which such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Loan prior to the end of the Interest Period in effect therefor or (ii) any Loan to be made by such Lender not being made after notice of such Loan shall have been given by a Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder; provided, however, that any Breakage Event caused by the prepayment by a Borrower of an ABR Loan shall not result in such Borrower becoming liable to such Lender pursuant to this
Section 2.15. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Loan which is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or which would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error.

                  SECTION 2.16. Payments. (a) The Borrowers shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00
(noon), New York City time, on the date when due in immediately available funds by wire transfer to such account as the Administrative Agent may designate. Each such payment shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York. Each such payment shall be made in Dollars.

                  (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

                  SECTION 2.17. Pro Rata Treatment. Except as provided in the succeeding sentence with respect to Competitive Borrowings, as required under
Section 2.14 or as required under Section 2.22(c), (a) each Borrowing, each payment of the Facility Fees and each reduction of the Revolving Credit Commitments shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, as to any payment of Facility Fees to Lenders the Commitments of which have been expired or been terminated, the respective principal amounts of their outstanding Loans), (b) each payment or prepayment of principal of any Borrowing (including any Borrowing comprised in part of Loans of Non-Extending Lenders), each payment of interest on the Loans comprising any Borrowing and each continuation or conversion of any Borrowing as or to a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans comprising such Borrowing, (c) each payment of Utilization Fees shall be allocated pro rata among the Lenders in accordance with the amounts of such Utilization Fees accrued for their respective accounts and (d) each payment of Term Out Fees shall be allocated pro rata among the Lenders in accordance with the amounts of such Term Out Fees accrued for their respective accounts. Each payment of principal of any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding

Competitive Loans comprising such Borrowing. Each payment of interest on any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Competitive Loans comprising such Borrowing. For purposes of determining the available Revolving Credit Commitment of each Lender at any time, each outstanding Competitive Borrowing shall be deemed to have utilized the Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made Loans as part of such Competitive Borrowing) pro rata in accordance with such respective Revolving Credit Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing, computed in accordance with Section 2.01, to the next higher or lower whole Dollar amount.

                  SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against a Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored, without interest. The Borrowers expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by a Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to such Borrower in the amount of such participation.

                  SECTION 2.19. Taxes. (a) Any and all payments by a Borrower hereunder and under any other Loan Document shall be made, in accordance with
Section 2.16, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Administrative Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and
(ii) franchise taxes imposed on the net income of the Administrative Agent or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent or such Lender (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, being called "Taxes"). If a Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Administrative Agent or any Lender (or any Transferee), (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this

Section 2.19) the Administrative Agent or such Lender (or Transferee), as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and
(iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, each Borrower agrees to bear and to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                  (c) Each Borrower will indemnify the Administrative Agent and each Lender (or Transferee) for the full amount of Taxes and Other Taxes paid by the Administrative Agent or such Lender (or Transferee), as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Administrative Agent or a Lender (or Transferee), or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Administrative Agent or any Lender (or Transferee), as the case may be, makes written demand therefor.

                  (d) If the Administrative Agent or a Lender (or Transferee) shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrowers, or with respect to which a Borrower has paid additional amounts, pursuant to this Section 2.19, it shall promptly notify such Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by such Borrower, make a claim to such Governmental Authority for such refund at such Borrower's expense. If the Administrative Agent or a Lender (or Transferee) receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it determines in its sole discretion that it has been indemnified by the Borrowers or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.19, it shall within 30 days from the date of such receipt pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this
Section 2.19 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (or Transferee) and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that such Borrower, upon the request of the Administrative Agent or such Lender (or Transferee), agrees to repay the amount paid over to such Borrower (plus penalties, interest or other charges) to the Administrative Agent or such Lender (or Transferee) in the event the Administrative Agent or such Lender (or Transferee) is required to repay such refund to such Governmental Authority.

                  (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by a Borrower to the relevant Governmental Authority, such Borrower will deliver to the Administrative Agent, at its address referred to in
Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                  (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.19 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                  (g) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to the Borrowers and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8BEN, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8BEN, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of a Borrower and is not a controlled foreign corporation related to a Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by a Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.19(g), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.19(g) that such Non-U.S. Lender is not legally able to deliver.

                  (h) The Borrowers shall not be required to indemnify any Non-U.S. Lender or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or
(c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this paragraph (h) shall not apply (x) to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of a Borrower and (y) to the extent the indemnity payment or additional amounts any Transferee, or any Lender (or Transferee), acting through a New Lending Office, would be entitled to receive (without regard to this paragraph
(h)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (g) above.

                  (i) Any Lender (or Transferee) claiming any indemnity payment or additional amounts payable pursuant to this Section 2.19 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by a Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

                  (j) Nothing contained in this Section 2.19 shall require any Lender (or any Transferee) or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

                  SECTION 2.20. Assignment of Commitments Under Certain Circumstances. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.13, (ii) any Lender delivers a notice described in Section 2.14, (iii) a Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.19 or (iv) the short-term ratings of any Lender drop below A-1 or P-1, such Borrower may, at its sole expense, effort and discretion, upon notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) such Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, and (z) such Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans (other than Competitive Loans) of such Lender plus all Fees and other amounts accrued for the account of such Lender hereunder (including any amounts under Section 2.13 and Section 2.15); provided further that if prior to any such transfer and assignment the circumstances or event that resulted in such Lender's claim for compensation under Section 2.13 or notice under Section 2.14 or the amounts paid pursuant to
Section 2.19, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.14, or cease to result in amounts being payable under Section 2.19, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph
(b) below), or if such Lender shall waive its right to claim further compensation under Section 2.13 in respect of such circumstances or event or shall withdraw its notice under Section 2.14 or shall waive its right to further payments under Section 2.19 in respect of such circumstances or event, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder.

                  (b) If (i) any Lender shall request compensation under Section 2.13, (ii) any Lender delivers a notice described in Section 2.14 or (iii) a Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.19, then, such Lender shall exercise reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or suffer any disadvantage or burden deemed by it to be significant) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such assignment would reduce its claims for compensation under Section 2.13 or enable it to withdraw its notice pursuant to
Section 2.14 or would reduce amounts payable pursuant to Section 2.19, as the case may be, in the future. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such assignment, delegation and transfer.

                  SECTION 2.21. Cross Guaranty. Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with the other Guarantor, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations (other than those referred to in the preceding clause (i)) of the Borrowers under the Loan Documents and
(b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Loan Documents (collectively, the "Obligations"). Each Guarantor further agrees that the Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

                  Each Guarantor waives presentment to, demand of, payment from and protest to the Borrowers of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of any Lender or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against the Borrowers or the other Guarantor under the provisions of this Agreement or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents, any guarantee or any other agreement; or (c) the failure of any Lender to exercise any right or remedy against any other guarantor of the Obligations.

                  Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor or any Borrower or any other person.

                  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Loan Document, any guarantee or any other agreement, by any waiver or modification in respect of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

                  Each Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or reorganization of any of the Borrowers or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against any Guarantor by virtue hereof, upon the failure of a Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash the amount of such unpaid Obligations, and thereupon each Lender shall, in a reasonable manner, assign the amount of the Obligations owed to it and paid by such Guarantor pursuant to this guarantee to such Guarantor, such assignment to be pro tanto to the extent to which the Obligations in question were discharged by such Guarantor, or make such disposition thereof as such Guarantor shall direct (all without recourse to any Lender and without any representation or warranty by any Lender).

                  Upon payment by a Guarantor of any sums as provided above, all rights of such Guarantor against a Borrower, as the case may be, arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations to the Lenders.

                  SECTION 2.22. Extension of Termination Date. (a) The Borrowers may, by notice to the Administrative Agent in the form of Exhibit C hereto (which shall promptly deliver a copy to each of the Lenders) not less than 45 days and not more than 60 days prior to the Termination Date then in effect (the "Existing Termination Date"), request that the Lenders extend the Termination Date for an additional 364 days from the Existing Termination Date. Each Lender shall, by notice to the Borrowers and the Administrative Agent given not less than 20 and not more than 30 days prior to the Existing Termination Date, advise the Borrowers whether or not such Lender agrees to such extension (and any Lender that does not advise the Borrowers on or before the later of such days shall be deemed to have advised the Borrowers that it will not agree to such extension).

                  (b) The Borrower shall have the right, on or before the Existing Termination Date, to require any Lender which shall have advised or been deemed to advise the Borrower that it will not agree to an extension of the Termination Date (each a "Non-Extending Lender") to transfer without recourse (in accordance with and subject to the restrictions contained in Section 9.04) all its interests, rights and obligations under this Agreement to one or more other banks or other financial institutions (any such bank or other financial institution being called a "Substitute Lender"), which may include any Lender; provided that (i) such Substitute Lender, if not already a Lender hereunder, shall have been approved by the Administrative Agent (which approval shall not be unreasonably withheld) and shall execute all such documentation as the Administrative Agent shall specify to evidence its status as a Lender hereunder,
(ii) such assignment shall become effective as of the Existing Termination Date and (iii) the Borrower or such Substitute Lender shall pay to such Non-Extending Lender in immediately available funds on the effective date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder.

                  (c) If (and only if) Lenders (including Substitute Lenders) holding Commitments that represent at least 66 2/3% of the Total Commitment on the 60th day prior to the Existing Termination Date shall have agreed to extend the Existing Termination Date (the "Continuing Lenders"), then the Termination Date shall be extended to the date 364 days after the Existing Termination Date (provided, that if such date is not a Business Day, then the Termination Date shall be extended to the next preceding Business Day). The decision to agree or withhold agreement to any extension of the Termination Date hereunder shall be at the sole discretion of each Lender. The Commitment of each Non-Extending Lender (after giving effect to each transfer and assignment pursuant to paragraph (b) above) shall terminate, any accrued Facility Fee on the amount of the Commitment of such Non-Extending Lender shall be paid on the Existing Termination Date and all Loans of such Non-Extending Lender shall become due and payable, together with all interest accrued thereon and all other amounts owed to such Lender hereunder, on the Maturity Date in effect prior to the extension of the Existing Termination Date.

                  Notwithstanding the foregoing, no extension of the Termination Date shall be effective with respect to any Lender unless, on and as of the Existing Termination Date, the conditions set forth in paragraphs (b) and (c) of
Section 4.01 shall be satisfied (with all references in such paragraphs to a Credit Event being deemed to be references to such extension) and the Agent shall have received a certificate to that effect, dated the Existing Termination Date and executed by a Responsible Officer of the Borrower.

                  SECTION 2.23. Increase in Commitments. (a) The Borrowers may, by written notice to the Administrative Agent executed by the Borrowers and one or more banks or other financial institutions (any such bank or other financial institution referred to in this clause (a) being called an "Augmenting Lender"), which may include any Lender, cause the Commitments of the Augmenting Lenders to be increased (or cause Commitments to be extended by the Augmenting Lenders, as the case may be) in an amount for each Augmenting Lender set forth in such notice and an aggregate amount not less than $50,000,000, provided, that the total Commitments shall in no event be increased to an amount greater than $600,000,000; provided further, that each Augmenting Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall specify to evidence its Commitment and its status as a Lender hereunder. Increases and new Commitments created pursuant to this clause (a) shall become effective on the date specified in the notice delivered pursuant to this paragraph. Each existing Lender whose Commitment is not increased pursuant to this Section 2.23 is hereby referred to as a "Non-Increasing Lender". Notwithstanding the foregoing, no increase in the total Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, (i) on the date of such increase, the conditions set forth in paragraphs (b) and (c) of Section
4.01 shall be satisfied (with all references in such paragraphs to a Credit Event being deemed to be references to such increase) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) documents consistent with those delivered on the Closing Date under clauses (a) and (c) of Section 4.02 as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase.

                  (b) On the effective date (the "Increase Effective Date") of any increase in the total Commitments pursuant to Section 2.23(a) (the "Commitment Increase"), (i) the aggregate principal amount of the Loans outstanding (the "Initial Loans") immediately prior to giving effect to the Commitment Increase on the Increase Effective Date shall be deemed to be paid,
(ii) each Augmenting Lender that shall have been a Lender prior to the Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Lender's Applicable Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings (as hereinafter defined) and (B) the product of (1) such Lender's Applicable Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans, (iii) each Augmenting Lender that shall not have been a Lender prior to the Commitment Increase shall pay to Administrative Agent in same day funds an amount equal to the product of (1) such Augmenting Lender's Applicable Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings, and (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Non-Increasing Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Non-Increasing Lender's Applicable Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans, and (B) the product of (1) such Non-Increasing Lender's Applicable Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Borrowings, (v) after the effectiveness of the Commitment Increase, the Borrower shall be deemed to have made new Borrowings (the "Subsequent Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.04, (vi) each Non-Increasing Lender and each Augmenting Lender shall be deemed to hold its Applicable Percentage of each Subsequent Borrowing (calculated after giving effect to the Commitment Increase) and (vii) the Borrower shall pay each Augmenting Lender that shall have been a Lender prior to the Commitment Increase and each Non-Increasing Lender any and all accrued but unpaid interest on the Initial Loans. The deemed payments made pursuant to clause (i) above in respect of each Eurodollar Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.15 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants to each of the Lenders that:

                  SECTION 3.01. Organization; Powers. (a) Each Borrower and each of the Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of each Borrower, to borrow hereunder.

                  (b) Popular is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

                  SECTION 3.02. Authorization. The execution, delivery and performance by each Borrower of each of the Loan Documents and the borrowings hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not
(i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which such Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Borrower or any Subsidiary.

                  SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document when executed and delivered by such Borrower will constitute, a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.

                  SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for such as have been made or obtained and are in full force and effect.

                  SECTION 3.05. Financial Statements. Popular has heretofore furnished to the Lenders its consolidated balance sheets and statements of income and changes in financial condition (i) as of and for the fiscal year ended December 31, 2000, audited by and accompanied by the opinion of PricewaterhouseCoopers L.L.P., independent public accountants, and (ii) as of and for the fiscal quarter and portion of the fiscal year ended June 30, 2001. Such financial statements present fairly the financial condition and results of operations of Popular and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Popular and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis subject to, in the case of the statements referred to in clause (ii) above, normal year-end audit adjustments and the absence of footnotes.

                  SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2000.

                  SECTION 3.07. Title to Properties; Possession Under Leases.
(a) Each of the Borrowers and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens prohibited by Section 6.01.

                  (b) Each of the Borrowers and the Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Borrowers and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

                  SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth a complete and correct list, as of the date hereof, of all Subsidiaries. Except as set forth in Schedule 3.08, all the issued and outstanding shares of capital stock or the partnership interests, as the case may be, of each of the Subsidiaries have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by either of the Borrowers free and clear of all Liens whatsoever, and there are no options, warrants, calls, conversion or exchange rights, commitments or agreements of any character obligating any of the Subsidiaries to issue, deliver or sell additional shares of capital stock of any class or any securities convertible into or exchangeable for any such capital stock or any additional partnership interests.

                  SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth in Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of either of the Borrowers, threatened against or affecting either of the Borrowers or any Subsidiary or any business, property or rights of any such person (i) which involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, result in a Material Adverse Effect.

                  (b) None of the Borrowers or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could result in a Material Adverse Effect.

                  SECTION 3.10. Agreements. (a) Neither of the Borrowers nor any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could result in a Material Adverse Effect.

                  (b) Neither of the Borrowers nor any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could result in a Material Adverse Effect.

                  SECTION 3.11. Federal Reserve Regulations. (a) Neither of the Borrowers nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

                  SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither of the Borrowers nor any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.13. Use of Proceeds. The Borrowers will use the proceeds of the Loans only for the purposes specified in the preamble to this Agreement.

                  SECTION 3.14. Tax Returns. Each of the Borrowers and the Subsidiaries has filed or caused to be filed all Federal, state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which a Borrower shall have set aside on its books adequate reserves.

                  SECTION 3.15. No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of a Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

                  SECTION 3.16. Employee Benefit Plans. Each of the Borrowers and their respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No Reportable Event has occurred in respect of any Plan of a Borrower or any ERISA Affiliate. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $10,000,000 the value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $10,000,000 the value of the assets of all such underfunded Plans. Neither of the Borrowers nor any ERISA Affiliate has incurred any Withdrawal Liability that materially adversely affects the financial condition of a Borrower and its ERISA Affiliates taken as a whole. Neither of the Borrowers nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization or termination has resulted or can reasonably be expected to result in an increase in the contributions required to be made to such Plan that would materially and adversely affect the financial condition of a Borrower and its ERISA Affiliates taken as a whole.

                  SECTION 3.17. Environmental and Safety Matters. The Borrowers are aware of no events, conditions or circumstances involving environmental pollution or contamination or employee health or safety that could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.18. Capital Commitments. Popular is not a party to any Capital Commitment, other than such Capital Commitments entered into after the Closing Date that, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

                  The obligations of the Lenders to make Loans hereunder are subject to the satisfaction of the following conditions:

                  SECTION 4.01. All Credit Events. On the date of each Borrowing, including each Borrowing in which Loans are refinanced with new Loans as contemplated by Section 2.02(f) (each such event being called a "Credit Event"):

                  (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 or 2.04, as applicable (or such notice shall have been deemed given in accordance with the last paragraph of Section 2.04).

                  (b) The representations and warranties set forth in Article III (other than, in the case of a Borrowing that does not increase the aggregate outstanding principal amount of the Loans of any Lender, Sections 3.06 and 3.09(a)) shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Each Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by each Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

                  SECTION 4.02. First Credit Event. On the Closing Date:

                  (a) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Estela Martinez de Miranda, Esq., Assistant Vice President and Legal Counsel for the Borrowers, substantially to the effect set forth in Exhibit B (A) dated the Closing Date, (B) addressed to the Administrative Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and the Borrowers hereby instruct such counsel to deliver such opinion.

                  (b) All legal matters incident to this Agreement, the borrowings and extensions of credit hereunder and the other Loan Documents shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  (c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a letter sealed by such Secretary of State from each Borrower requesting a certificate as to the good standing of each Borrower as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Borrower dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Borrower have not been amended since the date of the last amendment thereto which date will be shown on the certificate of good standing to be furnished pursuant to Section 5.04(g), and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower; (iii) a certificate of another officer of each Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary of such Borrower executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

                  (d) The Administrative Agent shall have received a certificate of each Borrower, dated the Closing Date and signed by a Financial Officer of such Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                  (e) The Administrative Agent shall have received the financial statements referred to in Section 3.05.

                  (f) The Administrative Agent shall have received all Fees and other amounts due and payable hereunder on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

                  (g) No Loans shall be outstanding under the Pre-Restatement Credit Agreement and all interest and fees accrued under such Pre-Restatement Credit Agreement through the Closing Date shall have been paid.

                  (h) The Administrative Agent shall have received a certificate of a Financial Officer of each of the Borrowers certifying as to (i) the termination of the Pre-Restatement Credit Agreement, and (ii) the payment in full of all obligations of the Borrowers outstanding under the Pre-Restatement Credit Agreement.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Each Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, such Borrower will, and will cause each of the Subsidiaries to:

                  SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under
Section 6.04.

                  (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated (provided that the Borrowers may engage in new businesses not prohibited by Section 6.04); comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                  SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

                  SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

                  SECTION 5.04. Financial Statements, Reports, etc. In the case of Popular, furnish to the Administrative Agent and each Lender:

                  (a) within 90 days after the end of each fiscal year, its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of Popular and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited by PricewaterhouseCoopers L.L.P. or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of Popular on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of Popular and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Popular on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                  (c) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of a Financial Officer (i) setting forth in reasonable detail the calculations required to establish whether Popular was in compliance with the requirements of Sections 6.05, 6.06, 6.07 and 6.08 and (ii) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any Governmental Authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                  (e) as soon as is reasonably practicable after the same becomes available, the "Parent Company Only Financial Statement for Bank Holding Companies" (report No. FR Y-9LP or any successor form of the Federal Reserve System) of Popular and Popular North America, Inc. and the "Consolidated Financial Statements for Bank Holding Companies" (report no. FR Y-9C or any successor form of the Federal Reserve System) of Popular that Popular shall have filed with the Board;

                  (f) promptly upon the request of the Administrative Agent or any Lender, copies of all call reports of each Significant Subsidiary;

                  (g) promptly, upon receipt by each Borrower, the certificate of good standing delivered by the Secretary of State to the Borrower in response to the Borrower's request for such certificate in the letter delivered to the Administrative Agent pursuant to Section 4.02(c)(i);

                  (h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Popular or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request; and

                  (i) promptly, upon entering such agreement, notice of the terms of any agreement entered into by Banco Popular after the date of this Agreement restricting or limiting Banco Popular's right to declare and make payments of dividends to the Borrower, and any changes to any existing restrictions or limits on Banco Popular's right to declare or pay dividends to the Borrower.

                  SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

                  (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against a Borrower or any Affiliate thereof which could reasonably be expected to result in a Material Adverse Effect; and

                  (c) any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

                  SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 30 days after any Responsible Officer of such Borrower or any ERISA Affiliate knows or has reason to know that, any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of such Borrower to the PBGC in an aggregate amount exceeding $10,000,000, a statement of a Financial Officer setting forth details as to such Reportable Event and the action that the Borrower proposes to take with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice that the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) or to appoint a trustee to administer any such Plan, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer setting forth details as to such failure and the action that such Borrower proposes to take with respect thereto, together with a copy of any such notice given to the PBGC and (iv) promptly and in any event within 30 days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, both within the meaning of Title IV of ERISA.

                  SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any representatives designated by any Lender to visit and inspect the financial records and the properties of a Borrower or any Subsidiary at reasonable times and upon reasonable notice and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by any Lender to discuss the affairs, finances and condition of such Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

                  SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the preamble to this Agreement.

                  SECTION 5.09. Continuance of Business. With respect to Popular, at all times be a bank holding company duly registered with the Board under the Bank Holding Company Act of 1956, as amended, and continue (and will cause each Subsidiary to continue) to (a) engage in business of the same general type as now conducted by it or any other business permitted under, and in accordance with, the Bank Holding Company Act of 1956, as amended, and any regulation of, or ruling by, the Board issued thereunder and (b) unless otherwise permitted by this Agreement, maintain its corporate existence and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

                  SECTION 5.10. Compliance with Regulatory Standards. At all times substantially comply with all applicable regulatory guidelines, policy statements, regulations or other legal requirements and cause each Bank Subsidiary (other than any Edge Act corporation) to maintain membership with the Federal Deposit Insurance Corporation.

                  SECTION 5.11. Capital Requirements. Maintain and cause each of its Bank Subsidiaries to, (a) maintain (at all times 120 days or more after the date such person became a Bank Subsidiary), such amount of capital as may be prescribed from time to time by each Bank Regulatory Authority with jurisdiction over such Borrower or such Bank Subsidiary, whether by regulation, agreement or order.

                  (b) Cause each Bank Subsidiary that is a Significant Subsidiary to be "adequately capitalized" (within the meaning of 12 U.S.C. 1831, as amended, reenacted or redesignated from time to time) at all times 120 days or more after the date such person became a Bank Subsidiary.

                                      ARTICLE VI

                               NEGATIVE COVENANTS

                  Each Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full, unless the Required Lenders shall otherwise consent in writing, such Borrower will not, and will not cause or permit any of the Subsidiaries to:

                  SECTION 6.01. Liens. In the case of the Borrowers, create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens on property or assets of such Borrower existing on the date hereof and set forth in Schedule 6.01; provided that such Liens shall secure only those obligations which they secure on the date hereof;

                  (b) any Lien existing on any property or asset prior to the acquisition thereof by such Borrower; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of such Borrower;

                  (c) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

                  (d) carriers', warehousemen's, mechanic's, materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

                  (e) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

                  (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of such Borrower;

                  (h) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by such Borrower; provided that (i) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction) and (ii) such security interests do not apply to any other property or assets of such Borrower or any Subsidiary;

                  (i) any Lien (a "replacement Lien") replacing, refinancing, extending or renewing any Lien permitted under clause (a), (b) or (h) above; provided that such replacement Lien shall secure only those obligations that are secured by, and shall not apply to any property of any Borrower other than property of such Borrower subject to, the Lien replaced, refinanced, extended or renewed by such replacement Lien on the date of incurrence of such replacement Lien; and

                  (j) securities repurchase agreements entered into in the ordinary course of business with a maturity of less than one year.

                  SECTION 6.02. Sale and Lease-Back Transactions. In the case of the Borrowers, enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  SECTION 6.03. Mergers, Consolidations, Sales of Assets. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of the assets of Popular or its Subsidiaries, taken as a whole (whether now owned or hereafter acquired), except that if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (a) any Subsidiary may merge into either Borrower in a transaction in which such Borrower is the surviving corporation, (b) any Subsidiary may merge into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Subsidiary and (c) a wholly owned Subsidiary (other than a Subsidiary that owns a substantial portion of the assets of Popular and its Subsidiaries, taken as a whole) may merge with any person if the surviving corporation is a Subsidiary.

                  SECTION 6.04. Business of Borrowers and Subsidiaries. Engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably incidental thereto. Notwithstanding the previous sentence, either Borrower may acquire, develop or otherwise engage in any new business (consistent with applicable regulatory requirements); provided, however, that all such new businesses (taken together) shall not materially affect the overall nature and character of the business of Popular and its Subsidiaries (taken as a whole), as currently conducted.

                  SECTION 6.05. Consolidated Tangible Net Worth. Permit at any time Consolidated Tangible Net Worth to be less than 5% of Total Assets.

                  SECTION 6.06. Ratio of Long-Term Indebtedness to Total Capitalization. Permit at any time the ratio of Long-Term Indebtedness to Total Capitalization to exceed .70 to 1.0.

                  SECTION 6.07. Non-Performing Assets. Permit Non-Performing Assets at any time to exceed 4.5% of total (gross) loans, leases and other owned real estate, in each case for Popular and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), as at such time.

                  SECTION 6.08. Double Leverage. Permit at any time the ratio of
(a) the sum of Equity Investments in Subsidiaries and the Intangibles of Popular and its consolidated Subsidiaries, in each case determined as of such time, to
(b) Consolidated Net Worth less the goodwill of Popular and its consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP), in each case determined as of such time, to exceed 130%.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  In case of the happening of any of the following events ("Events of Default"):

                  (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

                  (d) default shall be made in the due observance or performance by a Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05, 5.08 or 5.11 or in Article VI;

                  (e) default shall be made in the due observance or performance by a Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to such Borrower;

                  (f) a Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $25,000,000 when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause
         (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of a Borrower or any Subsidiary, or of a substantial part of the property or assets of such

         Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Borrower or any Subsidiary or for a substantial part of the property or assets of such Borrower or a Subsidiary or (iii) the winding-up or liquidation of such Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) a Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Borrower or any Subsidiary or for a substantial part of the property or assets of such Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against a Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of such Borrower or any Subsidiary to enforce any such judgment;

                  (j) (i) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of a Borrower to the PBGC or to a Plan in an aggregate amount exceeding $10,000,000 and, within 30 days after the reporting of any such Reportable Event to the Administrative Agent or after the receipt by the Administrative Agent of a statement required pursuant to Section 5.06(b)(iii) hereof, the Administrative Agent shall have notified such Borrower in writing that (A) the Required Lenders have made a determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds for the termination of such Plan or Plans by the PBGC, the appointment by the appropriate United States district court of a trustee to administer such Plan or Plans or the imposition of a lien in favor of a Plan and (B) as a result thereof an Event of Default exists hereunder; or (ii) a trustee shall be appointed by a United States district court to administer any such Plan or Plans; or (iii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Plan or Plans;

                  (k) (i) a Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) such Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of such

       Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), either (A) exceeds $10,000,000 or requires payments exceeding $1,000,000 in any year or (B) is less than $10,000,000 but any Withdrawal Liability payment remains unpaid 30 days after such payment is due;

               (l) a Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of such Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $1,000,000; or

               (m) there shall have occurred a Change in Control;

then, and in every such event (other than an event with respect to a Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to a Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of such Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by such Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

                  In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank is hereby appointed to act as Administrative Agent on behalf of the Lenders. Each of the Lenders and each assignee of any such Lender, hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrowers of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by a Borrower pursuant to this Agreement as received by the Administrative Agent.

                  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by a Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Administrative Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrowers on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or a Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  With respect to the Loans made by it hereunder, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

                  Each Lender agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its Commitments hereunder) of any expenses incurred for the benefit of the Lenders by the Administrative Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrowers; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to a Borrower, to it at Banco Popular Center Building, 209 Munoz Rivera Avenue, San Juan, Puerto Rico 00918, Attention of Mr. Richard Barrios (Telecopy No. 787-754-9290);

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank Agency Services Group, One Chase Manhattan Plaza, New York, New York 10081, Attention of Laura Rebecca (Telecopy No. 212-552-7490), with a copy to The Chase Manhattan Bank, at 270 Park Avenue, New York 10017, Attention of Christine M. Herrick (Telecopy No. 212-270-1789); and

                  (c) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

                  SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by each Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

                  SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                  SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Borrower, the Administrative Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender, each Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15,
2.19 and 9.05, as well as to any Fees accrued for its account and not yet paid).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Revolving Credit Commitment, and the outstanding balances of its Revolving Loans and Competitive Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrowers or any Subsidiary or the performance or observance by the Borrowers or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements, if any, delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of each Borrower and the Administrative Agent to such assignment, the Administrative Agent shall
(i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

                  (f) Each Lender may without the consent of the Borrowers or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if they were Lenders; provided that no such participating bank or entity shall be entitled to receive any greater amount pursuant to such Sections than a Lender would have been entitled to receive in respect of the amount of the participation sold by such Lender to such participating bank or entity had no sale occurred, and (iv) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or changing or extending the Commitments).

                  (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to a Borrower furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure of information designated by a Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to
Section 9.16.

                  (h) Any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, the applicable Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to such Borrower by the assigning Lender hereunder.

                  (i) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (a "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04(i), any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of the SPC.

                  (j) A Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

                  SECTION 9.05. Expenses; Indemnity. (a) Each Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made issued hereunder, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent or any Lender.

                  (b) Each Borrower agrees to indemnify the Administrative Agent and each Lender, each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

                  SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the applicable Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent or any Lender in exercising any power or right hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by a Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on a Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of any Loan, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) change or extend the Commitment of any Lender or postpone the date for the payment thereof, or decrease the Facility Fees, Utilization Fees or Term Out Fees of any Lender or postpone the date for the payment thereof, in each case without the prior written consent of such Lender, or (iii) amend or modify the provisions of
Section 2.17 or 2.21, the provisions of this Section or the definition of "Required Lenders", or release any Guarantor from its agreements pursuant to
Section 2.21, without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.

                  SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.10. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

                  SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

                  SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against a Borrower or its properties in the courts of any jurisdiction.

                  (b) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State court or Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.16. Confidentiality. The Administrative Agent and each of the Lenders agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent or any Lender shall be permitted to disclose Information (a) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such Information, (b) to the extent requested by any regulatory authority, (c) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (d) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents or (e) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Agreement or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section, "Information" shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies prepared by the Administrative Agent or any Lender based on any of the foregoing) that are received from a Borrower and related to a Borrower, any shareholder of a Borrower or any employee, customer or supplier of a Borrower, other than any of the foregoing that were available to the Administrative Agent or any Lender on a nonconfidential basis prior to its disclosure thereto by a Borrower, and which are in the case of Information provided after the date hereof, clearly identified at the time of delivery as confidential. The provisions of this Section 9.16 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                            POPULAR, INC.,

                                by
                                   /s/    Richard Barrios
                                   -------------------------------------
                                   Name:  Richard Barrios
                                   Title: Senior Vice President

                                by
                                   /s/    Eric J. Pacheco
                                   -------------------------------------
                                   Name:  Eric J. Pacheco
                                   Title: Vice President

                            POPULAR NORTH AMERICA, INC.,

                                by
                                   /s/    Richard Barrios
                                   -------------------------------------
                                   Name:  Richard Barrios
                                   Title: Senior Vice President

                                by
                                   /s/    Eric J. Pacheco
                                   -------------------------------------
                                   Name:  Eric J. Pacheco
                                   Title: Vice President

                            THE CHASE MANHATTAN BANK,
                            individually and as Administrative Agent,

                                by
                                   /s/    Christine Herrick
                                   -------------------------------------
                                   Name:  Christine Herrick
                                   Title: Vice President

                            CREDIT SUISSE FIRST BOSTON

                                by
                                   /s/    Jay Chall
                                   -------------------------------------
                                   Name:  Jay Chall
                                   Title: Director

                                by
                                   /s/    Jeffrey Bernstein
                                   -------------------------------------
                                   Name:  Jeffrey Bernstein
                                   Title: Vice President

                            LASALLE BANK NATIONAL ASSOCIATION

                                by
                                   /s/    John C. Giuffre
                                   -------------------------------------
                                   Name:  John C. Giuffre
                                   Title: First Vice President

                            FIRST UNION NATIONAL BANK

                                by
                                   /s/    Ariel J. Marin
                                   -------------------------------------
                                   Name:  Ariel J. Marin
                                   Title: Senior Vice President

                            BANK ONE, NATIONAL ASSOCIATION

                                by
                                   /s/    Stanley G. Waite
                                   -------------------------------------
                                   Name:  Stanley G. Waite
                                   Title: First Vice President

                            CITIBANK, N.A.

                                by
                                   /s/    Marta Alvarez
                                   -------------------------------------
                                   Name:  Marta Alvarez
                                   Title: Vice President

                            COMERICA BANK

                                by
                                   /s/    Robert J. Hurley
                                   -------------------------------------
                                   Name:  Robert J. Hurley
                                   Title: International Finance Officer

                            BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

                                by
                                   /s/    Olga Matta
                                   -------------------------------------
                                   Name:  Olga Matta
                                   Title: Authorized Representative

                                by
                                   /s/    Rafael Blanco
                                   -------------------------------------
                                   Name:  Rafael Blanco
                                   Title: Authorized Representative